Exhibit 99.1

Tiptree Financial Inc. to Acquire Reliance First Capital LLC

NEW YORK--November 24, 2014 --(BUSINESS WIRE)-- Tiptree Financial Inc. (NASDAQ:TIPT) (“Tiptree”) has entered into a definitive agreement with Reliance First Capital, LLC (“Reliance”) and the equityholders of Reliance to acquire all of the equity interests of Reliance for a combination of cash and Class A common stock of Tiptree.

Tiptree’s President and CEO Geoffrey N. Kauffman said: “We are pleased for Reliance to be our seventh acquisition since 2007 and we welcome them to the Tiptree family of companies. Hugh and his team have built a first class mortgage origination platform and we look forward to working with them as we focus on future growth opportunities.”

“We were able to build a great company over the past six years. As we look to the future, we are excited to partner with Tiptree as we continue to build and grow our company” said Hugh Miller, President and CEO of Reliance.

The transaction is subject to customary closing conditions including regulatory approval and is expected to close by the end of the third quarter of 2015.

Schulte Roth & Zabel LLP served as legal counsel to Tiptree. Morrison & Foerster LLP served as legal counsel to Reliance.

About Tiptree

Tiptree is a diversified holding company engaged through its consolidated subsidiaries in a number of businesses and is an active acquirer of new businesses. Tiptree, whose operations date back to 2007, currently has subsidiaries that operate in four industry segments: insurance and insurance services, specialty finance, asset management and real estate. Tiptree is publicly traded on the NASDAQ stock market (NASDAQ: TIPT). For additional information, please visit Tiptree’s website at www.tiptreefinancial.com.

About Reliance

Reliance is a national mortgage banker committed to responsible lending with superior service, to offering all consumers competitively-priced, affordable and fair mortgage loans, and to preserving access to credit in the residential real estate lending market. Reliance is currently licensed or authorized to lend in 29 states.

Forward-looking Statements

This release contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond Tiptree’s control, which may cause actual results,

performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “target,” “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree’s plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond Tiptree’s control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Tiptree’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of Tiptree’s forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, Tiptree’s actual performance could be materially different from the results described or anticipated by its forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, Tiptree undertakes no obligation to update any forward-looking statements.

Tiptree Financial Inc.
Investor Relations, 212-446-1400
ir@tiptreefinancial.com